CTS Investor Presentation April 2022

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition; changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions including TEWA Temperature Sensors and Ferroperm Piezoceramics (once closed subject to obtaining regulatory approvals and satisfaction of customary closing conditions); the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information included in this press release includes the non-GAAP financial measures of adjusted gross margin, adjusted operating earnings, adjusted EBITDA, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted gross margins, adjusted operating earnings, adjusted EBITDA, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs. CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Global design with regional manufacturing capabilities Technical and application expertise applied across diverse end markets 1 Last 12 months Revenue as of Mar 2022 2 2017-2021 including acquisitions 3 Cash Returned since 2013 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect, and Move - Enabling an Intelligent and Seamless World  Aero & Defense Medical Industrial Transportation 3 2 1 3 1

Why Invest in CTS 4

Multiple Drivers for Above Market Growth 5 Capitalize on Secular Growth Themes Diversify into Non-Transportation End Markets Apply Domain Expertise in Premium, Niche End Markets Move Up Value Chain Sustainability Electrification Reduced Emissions Fluid Metering Automation Industry 4.0 Factory Automation Defense Automation Healthcare Innovation Improved Diagnostics Non-invasive Patient Experience $2.9B $1.5B $0.7B Market Size: Material Formulation Sensing Elements and assemblies Sensors and Transducers $2.7B

2017 Revenues $423M Long term target +10% CAGR Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% Diversifying Revenue to High Growth End Markets Outside of Transportation 6 5-15% 10-20% 20-30% LTM Revenues $532M 1 1 Non-Transportation Revenue Up from 35% to 46% … Goal >50%

Technology and application expertise creates competitive advantage and long-term relationships with blue-chip customers The CTS Advantage – Your Partner in Smart Solutions Successful Business Model 7

Long Term Relationship with Blue-chip Customers 8

Strong Execution Capabilities Improved Operational Efficiency Gross Margin +590 bps1 Streamlined SG&A (470) bps1 Adj. EBITDA +1160 bps1 Implemented SAP Strengthened Balance Sheet 112% free cash flow2 $123M returned to Shareholders3 Solid acquisition capacity Strategic Investments For Growth 9 1 Comparison of 2021 vs. 2012 continuing operations performance 2 As of December 2021 3 Cumulative from 2013 to 2022 YTD Enhanced front-end capabilities Investments in new products 7 Strategic acquisitions

Secular Themes Drive Growth Across End Markets 10 Sustainability Automation Healthcare Innovation Electrification Reduced emissions Fluid metering Energy efficiency Industry 4.0 Factory automation Passenger safety Defense automation Improved diagnostics Non-invasive Patient experience

Materials and Application Expertise for Industrial End-Market 11 Market Trends and Customer Needs Key Applications CTS Differentiation Multiple material formulations and technologies for diverse applications High-volume, high-quality manufacturing capability Global locations and capabilities to meet unique customer needs Broad technology portfolio with superior performance characteristics Moving up the value chain with sensors, transducers and sub-assemblies Industry 4.0 and industrial automation drives the need for high precision sensing Logistics and supply chain demand increase industrial printing and material handling requirements Efficient and automated fluid flow measurement creating demand for sensors Market SAM of $2.9B with mid-single digit growth

12 Market Trends and Customer Needs Key Applications CTS Differentiation Domain Expertise Enables Next Generation Medical Applications Ceramic material formulation expertise for diverse applications High-volume, high-quality manufacturing capability Depth of domain and application engineering expertise Value added products and sub-assemblies New material formulations for new applications with increased value for customers Aging population driving demand for diagnostic and therapeutic equipment Ultrasound growth driven by surgeries and adoption in developing countries Non-invasive intravascular ultrasound imaging (IVUS) growth Increasing penetration of temperature sensors in advanced & portable healthcare equipment Market SAM of $1.5B with mid-single digit growth Temperature sensing Wireless Pacing

13 Market Trends and Customer Needs Key Applications CTS Differentiation Cutting-Edge Technology Supports Aerospace and Defense End-Market Manufacturing locations in US (ITAR registered) and EU Specialized material formulation, process expertise enable superior performance Next generation materials enabling higher sensitivity underwater sonar systems High frequency, low noise, low power precision mil-grade timing products High performance filters for radars and other communications equipment Military modernization (Anti-Submarine Warfare systems, Unmanned Vehicles, A.I.) Communication and radar system upgrades Next generation systems are focused on reduced power consumption, weight and size Market SAM of $0.7B with mid-single digit growth Sonobuoys

Strategic acquisitions fueling diversification – M&A as a catalyst

TEWA Temperature Sensors

- Founded in 1964, based in Lublin, Poland
- Leading designer and manufacturer of high-performance, high-quality thermistor and temperature probes in Europe
- Broad product portfolio to measure temperature for various industrial and medical applications
- Expanded CTS presence in Europe (footprint, commercial)
- Enhanced position with the distribution channel
- ~$15m/yr revenue, Expected to be ~$0.04 accretive in 2022

Key Products & Applications


Thermistors


Probes / Assemblies


Temperature Sensors


Boilers


HVAC


Instrumentation

Ferroperm™ Piezoceramics

- Founded in 1952, based in Kvistgaard, Denmark
- Closing subject to obtaining regulatory approvals and satisfaction of customary closing conditions
- High performance piezoelectric ceramic components for medical, industrial and defense applications
- Medical therapeutics products, complements CTS diagnostics focus
- Expansion into automation (Flow, Level, Vibration)
- Strengthens European presence in Piezoceramics

Key Products & Applications


Piezoceramic Components


Multilayer Tape Cast


PZT Thick Film


Medical Therapeutics


Medical Diagnostics


Aero & Defense

Expecting non-transportation sales closer to 50% in 2H 2022

CTS 14

Global expertise, custom design and manufacturing capabilities close to our customers Leading position in accelerator pedals New EV/PHEV products – current sensors, electronic brake pedals, occupant passive safety sensors New Business Wins include 26 EV platforms Majority of product portfolio applicable for both ICE, hybrid and EV powertrains 15 Market Trends and Customer Needs Key Applications CTS Differentiation Estimated 60% light vehicles electrified by 2030 – Growth in accelerator pedals, next generation electro-mechanical braking and sensor applications Occupant safety driven by consumer preference and legislation – Growth in passive safety sensor content Increasing demand for fuel efficient and lower emission commercial vehicle engines Market SAM of $2.7B with mid-single digit growth Leader in Discrete Position Sensing Solutions in Transportation

>95% Light Vehicle portfolio carries over to Electric Vehicles

Traditional light vehicle key product Portfolio


Accelerator Modules


Chassis Height Sensor


Seat Belt Buckle Switch Sensor


Seat Track Position Sensor


Brake Position Sensor


Belt Tension Sensor

2022: **$2.4Bn**



Available Market (SAM)

Light vehicle key products For BEV/HEV/PHEV and ICE


Accelerator Modules


Chassis Height Sensor


Seat Belt Buckle Switch Sensor


Seat Track Position Sensor


Brake Position Sensor


Belt Tension Sensor

2025: **$2.5Bn**

\+

New products for Electrification


eBrake™


AC Motor Current Sensor

In Development

AC Motor Position Sensor

>2030: **$1Bn+**

~ 50% expansion in Available Market with EV-related new products cts

16

Strong Execution Capabilities Driving Sustainable, Profitable Growth 2017-2021 CAGR 4.9% 2017-2021 CAGR 11.9% 17 Covid Impact Covid Impact $580 97% 58% 89% 170% 112% Revenue ($ Millions) Free Cash Flow Conversion ($ Millions) Adj. Diluted EPS Returned to Shareholders ($ Millions) Note: 1 $550 $2.45 $2.20 73% 1 2 1 Guidance includes recent Tewa acquisition 2 Free cashflow conversion = FCF / Adjusted Net Earnings

Strategic Approach to M&A 18 Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

19 Successfully developed Temperature Sensing Platform through M&A Industrial applications 2019 2020 Medical applications 2022 Industrial and Medical applications Robust growth platform with $1.1B+ SAM Neonatal applications Lab freezers Fluid warmers Analytical Instruments HVAC & Refrigeration Pool & Spa Food Service Boilers & Water Heating Europe Expansion

Capital Allocation Framework Cash Return to Shareholders Dividends & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x EBITDA Operating Cash Flow 12-15% of Sales Financial and Capital Allocation Framework 20 Financial Framework 1 2012 financials from continuing operations (Excluding EMS business) 1

21 Cross-functional ESG Steering Committee Oversight of sustainability initiatives by Nominating, Governance and Sustainability Committee Board diversity >40% Ethical business practices and compliance training for all employees Supporting sustainable products Vehicle electrification Promoting health and safety High-definition ultrasound Intravenous ultrasound Industrial automation Launched CTS CARES expanding our legacy of community involvement Strong engagement across business 630 hours in 1st Quarter 13 events 7 locations Creating Long Term Sustainable Value for Stakeholders and Community Our Sustainability Journey

22 Deep engineering capabilities and custom engineered products for OEMs Strong presence in position, ultrasonic and temperature sensing with domain expertise Deep and long-standing customer relationships Positioned to Grow at 10% CAGR through Organic and Inorganic strategies Clear strategy of growth and diversification led by non-transportation end markets Strong balance sheet and cash flow to support M&A strategy Leveraging operational excellence to drive profitable growth Strong execution led by seasoned leadership team Strengthening and aligning organizational capabilities through Focus 2025 initiative

Appendix

24 Focus 2025 01 02 03 04 10% Revenue CAGR with 23% EBITDA

CTS Core Values 25

($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Adjusted Gross Margin Adjusted Gross Margin % of Sales 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8% 2021 $512.9 $1.93 $86.1 9.7% $26.9 $107.8 21.0% $184.6 36.0% 26 2021 $128.4 $0.46 $20.1 10.3% $6.8 $25.7 20.0% $42.6 33.2% 2022 $147.7 $0.67 $19.3 9.4% $6.7 $34.7 23.5% $54.9 37.2% Q1 Full Year 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2017 $423.0 $1.23 $58.0 18.2% $20.7 $80.0 18.9% $145.2 34.3% Financial Summary

($ Millions, except percentages) Adjusted Net Earnings 27 Regulation G Schedules

Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization 28 Regulation G Schedules

($ Millions, except percentages) Adjusted EBITDA 29 Regulation G Schedules

($ Millions) Adjusted Gross Margin 30 Regulation G Schedules

($ Millions) Free Cash Flow 31 Regulation G Schedules